SECOND AMENDMENT TO
                    CONSULTING AND NON-COMPETITION AGREEMENT


         This Second Amendment to Consulting and Non-Competition Agreement, entered into this 1st day of August, 1997, by and between HERFF JONES, INC., an Indiana corporation (the "Company"), and A.J. HACKL (the "Consultant"), amends the Consulting and Non-Competition Agreement between the Company and the Consultant dated June 1, 1995, as amended by the First Amendment to Consulting and Non-Competition Agreement dated September 11, 1996 (the "Consulting and Non-Competition Agreement").

         WITNESSETH THAT:

         WHEREAS, the Company and the Consultant entered into the Consulting and Non-Competition Agreement; and

         WHEREAS, the parties hereto have concluded that it is in their mutual best interest to modify the provisions thereof with respect to the annual compensation of the Consultant;

         NOW, THEREFORE, in consideration of these premises and of the mutual agreements herein contained, it is agreed as follows:


         1. Paragraph 5(a) of the Consulting and Non-Competition Agreement shall be, and it hereby is, amended as follows:

         (a) Consulting Fees. Beginning August 1, 1997, the Consultant shall be paid a consulting fee during the Term of $24,000 per year (the "Fee"), which Fee shall be paid in equal monthly installments of $2,000. The Fee shall not be subject to any deductions or withholdings, for tax or other purposes, by the Company.

         2. Except as modified by this Agreement, all of the rights, terms and conditions in the Consulting and Non-Competition Agreement, as heretofore amended, shall remain in full force and effect.



                            [signature page follows]

         IN WITNESS WHEREOF, the parties have executed this Amendment to Consulting and Non-Competition Agreement as of the date first above written.



                                               HERFF JONES, INC.


                                           By: /s/ James W. Hubbard
                                               ---------------------------------
                                               James W. Hubbard, Chief Executive
                                                  Officer & President


                                               CONSULTANT

                                               /s/ A.J. Hackl
                                               ---------------------------------
                                               A.J. Hackl